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                                                                     EXHIBIT K-1
                                                              FILE NO. 070-10299

                      CENTERPOINT ENERGY, INC. SUBSIDIARIES

                                                    CENTERPOINT ENERGY
                                                    RESOURCES CORP.
                                                    -  Gas company

CENTERPOINT ENERGY         ARKANSAS LOUISIANA       CENTERPOINT ENERGY          CENTERPOINT ENERGY
GAS SERVICES, INC.         FINANCE CORPORATION      GAS TRANSMISSION            FIELD SERVICES, INC.
-  Natural gas sales       -  Limited appliance     COMPANY                     -  Energy-related
                              financing             -  Interstate Pipeline

CENTERPOINT ENERGY         CENTERPOINT ENERGY       CENTERPOINT ENERGY -        CENTERPOINT ENERGY    CENTERPOINT ENERGY
RETAIL INTERESTS, INC.     FUNDS MANAGEMENT,        MISSISSIPPI RIVER           FIELD SERVICES        INTERNATIONAL, INC.
-  INACTIVE                INC.                     TRANSMISSION                HOLDINGS, INC.           Intermediate holding
                           -  Holds receivables     COMPANY                     -  INACTIVE              company
                              from CERC             -  Interstate Pipeline
                              operations

ENTEX GAS MARKETING        CENTERPOINT ENERGY       CENTERPOINT ENERGY          CENTERPOINT ENERGY    (See additional chart for
COMPANY                    GAS RECEIVABLES, LLC     MRT SERVICES                GAS PROCESSING, INC.  subsidiary information)
-  INACTIVE                -  Financing entity      COMPANY                     -  INACTIVE
                                                    -  Owns canal

CENTERPOINT ENERGY         NORAM FINANCING I        CENTERPOINT ENERGY          CENTERPOINT ENERGY
INTRASTATE PIPELINES,      -  Holds preferred       MRT HOLDINGS, INC.          HUB SERVICES, INC.
INC.                          stock in connection   -  INACTIVE                 -  INACTIVE
-  Owns and operates 3        with trust-preferred
   intrastate natural gas     securities
   pipelines in Texas
   and Louisiana

CENTERPOINT ENERGY         ALLIED MATERIALS         CENTERPOINT ENERGY -
ALTERNATIVE FUELS,,        CORPORATION              ILLINOIS GAS
INC.                       -  INACTIVE              TRANSMISSION
-  Natural gas vehicle,                             COMPANY
   now offers its                                   -  Intrastate pipeline
   equipment for
   compression of gas

CENTERPOINT ENERGY      CENTERPOINT ENERGY       CENTERPOINT ENERGY
HOUSTON ELECTRIC, LLC   SERVICE COMPANY,         POWER SYSTEMS, INC.
-  Electric Utility     LLC                      -  INACTIVE
                        -  Provides services to
                           CenterPoint system
                           companies

HOUSTON INDUSTRIES      CENTERPOINT ENERGY       CENTERPOINT ENERGY
FINANCECO GP, LLC       AVCO HOLDINGS, LLC       PROPERTIES, INC.
-  Financing entity     -  Owner of              -  Owner of
                           CenterPoint's            CenterPoint's office
                           corporate aircraft       building, parking
                                                    garage and dispatch
                                                    facility

HOUSTON INDUSTRIES      CENTERPOINT ENERGY       CENTERPOINT ENERGY
FINANCECO, LP           FUNDING COMPANY          PRODUCTS, INC.
-  Financing entity     -  Financing subsidiary  -  INACTIVE

CENTERPOINT ENERGY      HL&P Capital Trust       NORAM ENERGY CORP.
TRANSITION BOND         -  INACTIVE              -  INACTIVE
COMPANY, LLC
-  Issued original
   transition bonds

CENTERPOINT ENERGY      HL&P CAPITAL TRUST II    UTILITY RAIL SERVICES,
TRANSMISSION BOND       -  Holds  preferred      INC.
COMPANY II, LLC            stock in connection   -  INACTIVE
-  Formed to issue         with trust-preferred
   transition bonds in     securities
   connection with the
   Texas true-up
   proceedings

                        REI Trust I              CENTERPOINT ENERGY,
                        -  INACTIVE              INC. (a DELAWARE
                                                 COMPANY)
                                                 -  INACTIVE

                                                                     EXHIBIT K-1
                                                              FILE NO. 070-10299

ENTEX NGV, INC.           ARKLA INDUSTRIES, INC.     CENTERPOINT ENERGY         CENTERPOINT ENERGY
- INACTIVE                - INACTIVE                 INTRASTATE HOLDING, LLC    INVESTMENT MANAGEMENT,
                                                     - Intermediate             INC.
                                                       holding company          - Holds Time Warner
                                                                                  stock

ENTEX OIL & GAS COMPANY   NATIONAL FURNACE COMPANY   PINE PIPELINE              CENTERPOINT ENERGY
- INACTIVE                - INACTIVE                 ACQUISITION COMPANY, LLC   TEGCO, INC.
                                                     - Intrastate pipeline in   - INACTIVE
                                                       Louisiana

                          CENTERPOINT ENERGY         CENTERPOINT ENERGY         BLOCK 368 GP, LLC
                          CONSUMER GROUP, INC.       PIPELINE SERVICES, INC.    - INACTIVE
                          - INACTIVE                 - Energy-related
                                                       subsidiary

                          NORAM UTILITY SERVICES,    CENTERPOINT ENERGY         BLOCK 368, LLC
                          INC.                       OFFSHORE MANAGEMENT        - INACTIVE
                          - INACTIVE                 SERVICES, LLC
                                                     - operations and
                                                       maintenance
                                                       management services
                                                       for natural gas
                                                       operations

                          ARKLA PRODUCTS COMPANY     CENTERPOINT ENERGY OQ,
                          - INACTIVE                 LLC
                                                     - Intermediate holding
                                                       company

                          ALG GAS SUPPLY COMPANY     OQ PARTNERS
                          - INACTIVE                 - Provides
                                                       energy-industry
                                                       related, web-based
                                                       training services

                          INTEX, INC.                MINNESOTA INTRASTATE
                          - INACTIVE                 PIPELINE COMPANY
                                                     - Natural gas pipeline
                                                       in Minnesota

                          UNITED GAS, INC.\
                          - INACTIVE

                          CENTERPOINT ENERGY
                          TRADING AND
                          TRANSPORTATION GROUP,
                          INC.
                          - INACTIVE

                                                                     EXHIBIT K-1
                                                              FILE NO. 070-10299

               CENTERPOINT ENERGY INTERNATIONAL, INC. SUBSIDIARIES

CENTERPOINT ENERGY  RELIANT ENERGY     CENTERPOINT ENERGY  RELIANT ENERGY  RELIANT ENERGY      WORLDWIDE      CENTERPOINT ENERGY
LIGHT, INC.         BRASIL, LTDA.      INTERNATIONAL       EL SALVADOR     OUTSOURCE LTD.      ELECTRIC       INTERNATIONAL II,
- INACTIVE          - INACTIVE         SERVICES, INC.      S.A. DE C.V.    - INACTIVE          HOLDINGS B.V.  INC.
                                       - INACTIVE          - INACTIVE                          - INACTIVE     - INACTIVE

                    RELIANT ENERGY     RELIANT ENERGY                      VENUS GENERATION                   HIE FORD HEIGHTS,
                    BRAZIL TIETE LTD.  COLUMBIA LTDA.                      EL SALVADOR                        INC.
                    - INACTIVE         - INACTIVE                          - INACTIVE                         - INACTIVE

                    RELIANT ENERGY                                         CENTERPOINT ENERGY                 HIE FULTON. INC.
                    BRAZIL LTD.                                            INTERNATIONAL                      - INACTIVE
                    - INACTIVE                                             HOLDINGS, LLC
                                                                           - INACTIVE

                    RELIANT ENERGY
                    INTERNATIONAL
                    BRASIL LTDA.
                    - INACTIVE

                    HIE BRASIL RIO
                    SUL LTDA.
                    - INACTIVE